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                                                                    EXHIBIT 16.1

           May 24, 2004

           Securities and Exchange Commission
           Washington, D.C. 20549

           Re:  Trans-Industries, Inc.
                File No. 0-4539

           Dear Sir or Madam:

           We have read Item 4 of the Form 8-K of Trans-Industries, Inc. dated May 24, 2004, and agree with the statements concerning our Firm contained therein.

           Very truly yours,

           /s/ Grant Thornton LLP



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